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                                                                   EXHIBIT 10.22


                               FOURTH AMENDMENT TO
                           FOURTH AMENDED AND RESTATED
                                CREDIT AGREEMENT

          This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of January 29, 1999, by and among COHO RESOURCES, INC., a Nevada corporation ("CRI"), COHO LOUISIANA PRODUCTION COMPANY, a Delaware corporation (the "Production Company"), COHO EXPLORATION, INC., a Delaware corporation ("Exploration") COHO OIL & GAS, INC. (formerly named Coho Acquisition Company), a Delaware corporation ("Oil & Gas"), (CRI, the Production Company, Exploration and Oil & Gas are sometimes collectively referred to as the "Borrowers" and individually as a "Borrower"), COHO ENERGY, INC., a Texas corporation ("Holdings") (the Borrowers and Holdings are sometimes referred to herein together as the "Companies" or individually as a "Company"), those banks or other lending institutions which are signatory hereto and which constitute the Required Lenders as provided in the Original Agreement (as defined below) (collectively, the "Required Lenders"), PARIBAS, a bank organized under the laws of the Republic of France acting through its Houston Agency ("PARIBAS") in its capacity as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and BANK ONE, N.A., a national banking association (successor by merger to Bank One, Texas, N.A. and referred to herein as "Bank One"), and MEESPIERSON CAPITAL CORP., a Delaware corporation ("MeesPierson"), as Co-Documentation Agents for the Lenders (Bank One and MeesPierson in such capacities, together with their successors in such capacities, the "Co-Documentation Agents").

                                 R E C I T A L S

          A. The parties hereto and certain other banks and lending institutions (the "Other Lenders") entered into that certain FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 18, 1997, as amended by that certain FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 7, 1998 and by that certain SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 13, 1998 and by that certain THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 13, 1998, (as so amended, the "Original Agreement") pursuant to which the Lenders agreed to lend the Borrowers a maximum of Three Hundred Million Dollars ($300,000,000.00) pursuant to the terms and conditions thereof.

          B. The Borrowers and its Affiliates which are parties to the Original Agreement have requested that the Original Agreement be amended and modified in certain respects as provided herein, which request has been approved by those Lenders which constitute the Required Lenders.


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          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

          1. Terms. All capitalized terms used herein and not specifically defined herein shall have the meanings given them in the Original Agreement.

          2. Borrowing Base and Threshold Amount. For the period from July 7, 1998 until the "Threshold Amount Termination Date" (as such term is defined below), the (a) Borrowing Base shall be Two Hundred Forty-Two Million Dollars ($242,000,000), and (b) the Threshold Amount shall be Two Hundred Twenty Million Dollars ($220,000,000.00); provided, however, if before the Threshold Amount Termination Date, a redetermination of the Borrowing Base should be required pursuant to Section 2.10(e), the Borrowing Base and the Threshold Amount shall be redetermined by the Supermajority Lenders in accordance the standards set forth in Section 2.10(f); provided further, that for purposes of Section 3.02(b) (relating to mandatory prepayments if the Outstanding Credit exceeds the Borrowing Base), the Administrative Agent shall be deemed to have notified the Borrower on January 31, 1999 of the first redetermination of the Borrowing Base that is made after January 31, 1999. Such redeterminations shall be effective until the Threshold Amount Termination Date, at which time (x) the applicability of the Threshold Amount shall no longer apply to the Agreement and (y) all redeterminations of the Borrowing Base, if any, shall thereafter be made in accordance with Section 2.10 of the Agreement. As used in this Section 3, the term "Threshold Amount Termination Date" shall mean February 22, 1999.

          3. Miscellaneous.

          3.1 Headings. Section headings are for reference only and shall not affect the interpretation or meanings of any provision of this Amendment.

          3.2 Effect of this Amendment. The Original Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document referring to the Original Agreement, shall be deemed to refer to the Original Agreement as amended by this Amendment.

          3.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

          3.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          3.5 NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES

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AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT
ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

          3.6 Representations. The Borrowers hereby represent and warrant (a) that they have the corporate power and authority to enter into and perform their obligations under this Agreement, (b) that their execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate acts on the part of each, and (c) that, except as previously disclosed to the Lenders in writing, no Event of Default or Potential Default exists.

          IN WITNESS WHEREOF, the Borrowers, Holdings, the Administrative Agent, the Co-Documentation Agents and the Lenders have executed this Agreement as of the date first written above.

                                         BORROWERS:

                                         COHO RESOURCES, INC.

                                         By:      /s/ EDDIE M. LEBLANC, III
                                            -----------------------------------
                                                  Eddie M. LeBlanc, III
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         CORO LOUISIANA PRODUCTION COMPANY

                                         By:      /s/ EDDIE M. LEBLANC, III
                                            -----------------------------------
                                                  Eddie M. LeBlanc, III
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         COHO EXPLORATION, INC.

                                         By:      /s/ EDDIE M. LEBLANC, III
                                            -----------------------------------
                                                  Eddie M. LeBlanc, III
                                                  Senior Vice President and
                                                  Chief Financial Officer

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